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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, Dc 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 27, 2006

                             AMERIGROUP Corporation
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                     001-31574              54-1739323
   (State or other jurisdiction    (Commission File Number)    (IRS Employer
         of incorporation)                                   Identification No.)

                 4425 Corporation Lane
               Virginia Beach, Virginia                         23462
                 (Address of principal                        (Zip Code)
                   executive office)

Registrant's telephone number, including area code:  (757) 490-6900

                                 Not Applicable
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           Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of a press release issued on April 27, 2006 containing financial information for the Company for the quarterly period ended March 31, 2006.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

 EXHIBIT
 NUMBER                                 DESCRIPTION
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  99.1      Press Release, dated April 27, 2006 by AMERIGROUP Corporation
            (the "Company").

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERIGROUP Corporation

April 27, 2006                               By:    /S/ Sherri E.  Lee
                                                    ----------------------
                                             Name:  Sherri E. Lee
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

  Exhibit
  Number                           Description
  -------    --------------------------------------------------------------
   99.1      Press Release, dated April 27, 2006 by AMERIGROUP Corporation.